SUPPLEMENT DATED OCTOBER 16, 2018

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR THE

CURRENCY STRATEGIES PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund summary prospectus for the Currency Strategies Portfolio dated May 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective as of the date of this supplement, Macro Currency Group is no longer co-sub-adviser to the Fund and UBS Asset Management (Americas) Inc. is the sole sub-adviser to and manages all assets of the Fund. Accordingly, all references to Macro Currency Group, including its personnel, strategies and investment policies pertaining to the Fund, are hereby deleted, and all references to UBS Asset Management (Americas) Inc. are revised to reflect that it is the sole sub-adviser of the Fund. Prior to Macro Currency Group becoming a co-sub-adviser to the Fund on November 1, 2013, UBS Asset Management (Americas) Inc. was the sole-sub-adviser to the Fund.

Form No. 15-47891-00

PSFCSSUMSUP1018